UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Horizon Lines, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 05, 2014

HORIZON LINES, INC.
BROKER
LOGO
HERE
Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 07, 2014
BARCODE
Date: June 05, 2014
Time: 11:00 AM EDT
Location: Tryon Conference Room
30th Floor
McGuire Woods, LLP
201 North Tryon Street
Charlotte, NC 28202
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

1 OF 2 12 15 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000205794_1 R1.0.0.51160

- Before You Vote -
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement
2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:
2) BY TELEPHONE:
3) BY E-MAIL*:
www.proxyvote.com
1-800-579-1639
sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2014 to facilitate timely delivery.
- How To Vote -
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Internal Use Only
0000205794_2 R1.0.0.51160

Voting Items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 James LaChance
02 Steven L. Rubin
The Board of Directors recommends you vote FOR the following proposal(s):
2 To approve the adoption of a Section 382 rights plan which was adopted by the Board of Directors in August 2012 (the “Rights Plan”) to preserve the Company’s substantial amount of net operating loss carry forwards and other tax benefits.
3 To ratify the action of the Company’s Audit Committee in appointing Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 21, 2014.
4 To adopt an advisory resolution to approve our executive compensation.
NOTE: To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
BARCODE
0000 0000 0000
Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
# of # Sequence #
0000205794_3 R1.0.0.51160

Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
Broadridge Internal Use Only
Job #
Envelope #
Sequence #
# of # Sequence #
0000205794_4 R1.0.0.51160